UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  June 21, 2022

Balchem Corporation
(Exact name of registrant as specified in its charter)

Maryland	1-13648	13-2578432
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

52 Sunrise Park Road, New Hampton, NY 10958
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (845) 326-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.06-2/3 per share.	BCPC	NASDAQ Global Market

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously reported, on June 13, 2022, Balchem Corporation, (“Balchem”), and its wholly-owned subsidiary, Balchem B.V., a Dutch company (Balchem and Balchem B.V. being hereinafter collective referred to as “Buyers”), entered into a Share Purchase Agreement (the “Agreement”) among Buyers and Kechu MidCo AS, as seller (“Seller”), providing for the purchase by Buyers of Kechu BidCo AS and its subsidiary companies, including Kappa Bioscience AS, a leading science-based manufacturer of specialty Vitamin K2 for the human nutrition industry, headquartered in Oslo, Norway (hereinafter collectively referred to as “Kappa”).

On June 21, 2022, Buyers closed their acquisition of Kappa (the “Closing”).  Prior to the Closing, neither Buyers, nor any of their respective affiliates, nor any of their respective directors or officers, nor any associate of any of their respective directors or officers had any material relationship with any of the other parties to the Agreement, other than with respect to the acquisition.

At the Closing, Balchem paid approximately 3.3 billion Norwegian Kroner (NOK) (approximately US$332.5 million), which includes the assumption of NOK 303.5 million (approximately US$30.6 million) of Kappa's indebtedness, repaid at Closing. In addition to the Closing payment, Seller has an opportunity to receive an additional "earn-out" payment in 2024 of 0% to approximately 16% of an agreed-upon amount of NOK 3 .175 billion, subject to achievement of growth and other performance targets.

The purchase price was determined as a result of arms’ length negotiation among Buyers and Seller.

The purchase price was financed through the Balchem’s existing revolving credit facility and cash on hand.

Item 5.07 - Submission of Matters to a Vote of Security Holders

The Corporation held its Annual Meeting of Stockholders on June 23, 2023 (“Annual Meeting”).  Set forth below is information regarding the results of the matters voted on by stockholders at the Annual Meeting:

(i)         Election of three Class 1 Directors to serve to serve until the Company’s annual meeting of stockholders in 2025 and thereafter until their respective successors are elected and qualified:

Director Nominee	Votes For:	Votes Withheld:	Broker Non-Votes:
Kathleen Fish	26,467,118	898,894	1,831,701
Theodore Harris	23,493,857	3,872,155	1,831,701
Matthew Wineinger	23,006,898	4,359,114	1,831,701

(ii)         Ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022:  29,029,492 shares in favor; 156,243 shares against; 11,978 shares abstaining.

 (iii)       Advisory vote to approve the Company’s executive compensation: 26,328,903 shares in favor; 997,644 shares against; 39,465 shares abstaining; and 1,831,701 broker non-votes.

Item 7.01.	Regulation FD Disclosure.

On June 21, 2022, Balchem issued a press release announcing the Closing, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Exhibits.

(a)          Financial statements of businesses or funds acquired. Balchem intends to file the financial statements of Kechu BidCo AS and its subsidiary companies required by Item 9.01(a) of Form 8-K as part of an amendment to this Current Report on Form 8-K no later than September 6, 2022.

(b)          Pro forma financial information. Balchem intends to file the pro forma financial information required by Item 9.01(b) of Form 8-K as part of an amendment to this Current Report on Form 8-K no later than September 6, 2022.

(c)          Other Exhibits

Exhibit Number	Description
2.1
Share Purchase Agreement, dated as of June 13, 2022, between Kechu MidCo AS seller and Balchem Corporation and Balchem B.V. as buyers (incorporated by reference to Exhibit 2.1 of Balchem Corporation’s Current Report on Form 8-K dated and filed on May 15, 2022 (SEC Accession No. 0001140361-22-023001)).

99.1*	Press release dated June 21, 2022.

*	This exhibit is furnished as part of this Current Report on Form 8-K.

Cautionary Note Regarding Forward-Looking Statements

This report, including the exhibits filed and furnished herewith, contains both historical and forward-looking statements. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements generally can be identified because they relate to the topics set forth above or by the use of statements that include phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “plan,” “project,” “foresee,” “likely,” “may,” “will,” “would” or other words or phrases with similar meanings, and include the statements regarding Kappa’s revenues and growth prospects, timing and amount of any earn-out payment as well as the impact of the transaction on Balchem’s earnings per share. Similarly, statements that describe the Balchem’s objectives, plans or goals, are, or may be, forward-looking statements.   These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from our expectations and projections. Some of the factors that could cause actual results to differ include, but are not limited to, the following: any delay or failure to complete the acquisition of Kappa on the terms previously agreed or difficulty in integrating the acquisition if closed or realizing on the anticipated business from the acquisition; changes to Balchem’s business, its industry, or the overall economic climate, general industry conditions and competition; product or other liability risk inherent in the design, development, manufacture and marketing of its offerings; inability to enhance Balchem’s existing or introduce new products or services in a timely manner; economic conditions, such as interest rate and currency exchange rate fluctuations; technological advances and patents attained by competitors; and difficulty in integrating other acquisitions into Balchem’s existing business, thereby reducing or eliminating the anticipated benefits of the acquisition of Kappa. For a more detailed discussion of these and other factors, see the information under the caption “Risk Factors” in Balchem’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the Securities and Exchange Commission. All forward-looking statements in this report speak only as of the date of this report or as of the date they are made and are qualified in their entirety by the above cautionary statement.  Balchem assumes no duty to update its outlook or other forward-looking statements as of any future date, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALCHEM CORPORATION

By:/s/ Mark Stach
Mark Stach, General Counsel and Secretary

Dated: June 24, 2022